                                                                    EXHIBIT 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                                          :
In re:                                    :  Chapter 11
                                          :
CORAM HEALTHCARE CORP. and                :  Case No. 00-3299 (MFW)
CORAM, INC.,                              :  (Jointly Administered)
                                          :
                  Debtors.                :  Docket Ref. No.: 3675, 4033, 4034
                                          :

                                   ----------
                       CERTIFICATION OF COUNSEL REGARDING
               MODIFICATION OF CHAPTER 11 TRUSTEE'S SECOND AMENDED
                   JOINT PLAN OF REORGANIZATION IN ACCORDANCE
                  WITH OPINION AND ORDER DATED OCTOBER 5, 2004
                                   ----------

               I, Kenneth E. Aaron, hereby certify as follows:

         1. On May 2, 2004, Arlin M. Adams, the Chapter 11 Trustee (the "Trustee") of the bankruptcy estates of Coram Healthcare Corporation and Coram, Inc., filed a plan of reorganization, which was subsequently modified on June 17, 2003, September 9, 2003 and April 15, 2004 (as modified, the "Second Amended Plan").

         2. On October 5, 2004, the Court issued an Order accompanied by an Opinion (the "Opinion"): (i) denying confirmation of the plan of reorganization proposed by the Official Committee of Equity Security Holders of Coram Healthcare Corporation; and (ii) stating that the request by the Trustee for confirmation of the Second Amended Plan would be granted, provided that the Second Amended Plan was modified in accordance with the Opinion.

         3. Attached hereto as Exhibit "A" is the Modification of Chapter 11 Trustee's Second Amended Joint Plan of Reorganization in Accordance with Opinion and Order Dated October 5, 2004 (the "Plan Modification").

         4. The Plan Modification modifies the Second Amended Plan in accordance with the Court's Opinion.

         5. The Noteholders(1) have consented to amend the Plan Funding Agreement in accordance with the provisions set forth in the Plan Modification.

         6. The Trustee therefore requests that the Second Amended Plan, as modified by the Plan Modification, be confirmed.

         7. Counsel for the Trustee intends to submit to the Court a proposed long form of confirmation order on Monday October 18, 2004.

         8. The undersigned counsel is available to answer any question that the Court may have regarding this certification.

Dated: October 15, 2004             WEIR & PARTNERS LLP

                                    By: /s/ Kenneth E. Aaron
                                       ----------------------------------------
                                       Kenneth E. Aaron (#4043)
                                       824 Market Street Mall, Suite 1001
                                       P.O. Box 708
                                       Wilmington, Delaware 19899
                                       (302) 652-8181 (telephone)
                                       (302) 652-8909 (facsimile)

                                       -and-

                                       SCHNADER HARRISON SEGAL
                                                  & LEWIS LLP
                                       Barry E. Bressler
                                       Wilbur L. Kipnes
                                       Richard A. Barkasy
                                       Michael J. Barrie
                                       1600 Market Street, Suite 3600
                                       Philadelphia, Pennsylvania  19103-7286
                                       (215) 751-2000 (telephone)
                                       (215) 751-2205 (facsimile)
                                       Co-Counsel to Arlin M. Adams,
                                       Chapter 11 Trustee




----------
(1) Unless otherwise defined herein, all capitalized terms shall have the same meanings ascribed to them in the Second Amended Plan.

                                    EXHIBIT A

                       THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


                                      :
In re:                                :  Chapter 11
                                      :
CORAM HEALTHCARE CORP. and            :  Case No. 00-3299 (MFW)
CORAM, INC.,                          :  (Jointly Administered)
                                      :
                  Debtors.            :
                                      :

                                   ----------
               MODIFICATION OF CHAPTER 11 TRUSTEE'S SECOND AMENDED
             JOINT PLAN OF REORGANIZATION IN ACCORDANCEWITH OPINION
                         AND ORDER DATED OCTOBER 5, 2004
                                   ----------

               Arlin M. Adams, Chapter 11 Trustee (the "Trustee") of Coram Healthcare Corporation ('CHC") and Coram, Inc. ("Coram"), hereby modifies his Second Amended Joint Chapter 11 Plan of Reorganization (the "Plan")(1) in accordance with the Court's Opinion and Order concerning the confirmation of the Plan dated October 5, 2004:

         1. Article 9.1 of the Plan is hereby deleted.

         2. Article 9.2 of the Plan is hereby modified to read as follows:

               9.2 THE TRUSTEE. As of the Effective Date, all Persons shall be deemed to have released the Trustee, and his agents, advisors, representatives, attorneys, accountants and other professionals, of and from any and all claims, obligations, rights, causes of action and liabilities which they may be entitled to assert, whether known or unknown, foreseen or unforeseen, based upon any act, omission or other occurrence having taken place on or after the Petition Date and in any way relating to the Debtors, this Plan or the Chapter 11 Case, with the exception of acts, omissions or other occurrences which constitute gross negligence or willful misconduct.

         3. Article 9.3 of the Plan is hereby modified to read as follows:




----------
(1) All capitalized terms not defined herein have the same meaning as used in the Plan.

               9.3 THE NOTEHOLDERS. As of the Effective Date, CHC and Coram and their respective predecessors, successors, affiliates, parents, subsidiaries and assigns, as well as all Persons who cast a ballot to accept the Trustee's Plan and who have held, hold or may hold any Claim against the Noteholders and/or their respective predecessors, successors, affiliates, parents, subsidiaries and assigns, and/or all of their present and former officers (including Feinberg), directors, shareholders, employees, agents, advisors, representatives, attorneys, accountants or other professionals, shall be deemed to have released the Noteholders, and their respective predecessors, successors, affiliates, parents, subsidiaries and assigns, and their present and former officers (including Feinberg), directors, shareholders, partners, members, employees, agents, advisors, representatives, attorneys, accountants and other professionals, of and from any and all Claims, obligations, rights, causes of action and liabilities which they may be entitled to assert, whether known or unknown, foreseen or unforeseen, then existing or thereafter arising, based in whole or in part upon any act, omission or other occurrence having taken place on or prior to the Effective Date and in any way relating to the Debtors, this Plan or the Chapter 11 Case, including all of the Proposed Derivative Claims.

         4. Article 9.4 of the Plan is hereby modified to read as follows:

               9.4 THE EQUITY COMMITTEE. As of the Effective Date, all Persons shall be deemed to have released the Equity Committee and its individual members, and their predecessors, successors, affiliates, parents, subsidiaries and assigns, and their officers, directors, shareholders, employees, agents, advisors, representatives, attorneys, accountants and other professionals, of and from any and all claims, obligations, rights, causes of action and liabilities which they may be entitled to assert, whether known or unknown, foreseen or unforeseen, based upon any act, omission or other occurrence having taken place on or after the Petition Date and in any way relating to the Debtors, this Plan or the Chapter 11 Case, including the Proposed Derivative Claims, with the exception of acts, omissions or other occurrences which constitute gross negligence or willful misconduct.





                  [Remainder of Page Intentionally Left Blank]

                                      Respectfully Submitted,



                                      /s/ Arlin M. Adams
                                      -----------------------------------------
                                      Arlin M. Adams, Chapter 11 Trustee of the
                                      Bankruptcy Estates of Coram
                                      Healthcare Corp. and Coram, Inc.



Of Counsel

SCHNADER HARRISON SEGAL
         & LEWIS LLP
Barry E. Bressler
Wilbur L. Kipnes
Richard A. Barkasy
Michael J. Barrie
1600 Market Street, Suite 3600
Philadelphia, Pennsylvania 19103
(215) 751-2000




Dated:   October 15, 2004
         Philadelphia, Pennsylvania



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